Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the Quarterly Report of Fedders Corporation, a Delaware Corporation (the “Company”), on Form 10-Q for the quarter ended March 10, 2007 as filed with the Securities and Exchange Commission (the “Report”), I, Michael Giordano, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

MICHAEL GIORDANO Michael Giordano
Chief Executive Officer
Date: May 10, 2007

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